EXHIBIT 24.1

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint C.J. Rue his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 30, 2004

/s/ David Anderson
Signature

David H. Anderson
Type or Print Name

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint David H. Anderson and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 30, 2004

/s/ Stephen P. Feltz
Signature

Stephen P. Feltz
Type or Print Name

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint David H. Anderson and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 17, 2004

/s/ Timothy P. Boyle
Signature

Timothy P. Boyle
Type or Print Name

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint David H. Anderson and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 11, 2004

/s/ Martha Byorum
Signature

Martha Byorum
Type or Print Name

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint David H. Anderson and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 17, 2004

/s/ John D. Carter
Signature

John D. Carter
Type or Print Name

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint David H. Anderson and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 17, 2004

/s/ C. Scott Gibson
Signature

C. Scott Gibson
Type or Print Name

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint David H. Anderson and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 18, 2004

/s/ Randall C. Papé
Signature

Randall C. Papé
Type or Print Name

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint David H. Anderson and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 12, 2004

/s/ Richard G. Reiten
Signature

Richard G. Reiten
Type or Print Name

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint David H. Anderson and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 12, 2004

/s/ Melody C. Teppola
Signature

Melody C. Teppola
Type or Print Name

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint David H. Anderson and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 15, 2004

/s/ Russell Tromley
Signature

Russell F. Tromley
Type or Print Name

POWER OF ATTORNEY

(Northwest Natural Gas Company Deferred Compensation Plan for Directors and Executives)

The undersigned, an officer and/or director of Northwest Natural Gas Company (the “Company”), does hereby constitute and appoint David H. Anderson and C.J. Rue, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of securities of the Company offered pursuant to the Company’s Deferred Compensation Plan for Directors and Executives, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such securities or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 15, 2004

/s/ Richard L. Woolworth
Signature

Richard L. Woolworth
Type or Print Name